Exhibit 10.31
AMENDED AND RESTATED 8% SECURED PROMISSORY NOTE

March 1, 2007	$500,000
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ODIMO INCORPORATED SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.
THIS AMENDED AND RESTATED 8% SECURED PROMISSORY NOTE (THE “AMENDED NOTE”) EVIDENCES (i) THE SAME INDEBTEDNESS AS EVIDENCED BY THAT CERTAIN AMENDED AND RESTATED 8% SECURED PROMISSORY NOTE DATED FEBRUARY 16, 2007 EXECUTED BY ODIMO INCORPORATED (“MAKER”), PAYABLE TO THE ORDER OF ALAN LIPTON OR HIS PERMITTED ASSIGNS (“LENDER”) IN THE STATED PRINCIPAL AMOUNT OF $400,000 (“ORIGINAL NOTE”) AND (ii) AN ADDITIONAL $100,000 (THE “NEW INDEBTEDNESS”) LOANED BY LENDER TO MAKER AND IS SECURED BY ALL OF THE SAME COLLATERAL AS THE ORIGINAL NOTE. THIS AMENDED NOTE IS AN AMENDMENT AND RESTATEMENT OF THE ORIGINAL NOTE AND SUPERSEDES THE ORIGINAL NOTE AND ITS EXECUTION AND DELIVERY DOES NOT EVIDENCE A CANCELLATION OF THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE, BUT A MODIFICATION THEREOF.
1. PAYMENT TERMS
     (a) Principal and Interest. For value received, Odimo Incorporated, a Delaware corporation (the “Company” or the “Maker”) hereby promises to pay to Alan Lipton or its permitted assigns (the “Holder”), the principal sum of five hundred thousand and no/100 Dollars ($500,000.00) plus accrued interest from the date hereof at the rate of eight percent (8%) per annum on or before the earlier to occur of: (i) January 16, 2010; or (ii) the date of a Change of Control (defined below) (the “Maturity Date”). Interest on this Note will be calculated on the basis of a 365-day year and actual number of days elapsed.
     (b) Payment. All payments of principal and interest hereunder shall be made to Holder or its permitted assigns pursuant to the terms hereof. All amounts outstanding hereunder shall be paid on or before the Maturity Date.
     (c) Past Due Amounts. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at 18% per annum or, if less, the maximum rate permitted by applicable law, and will be payable on demand (the “Default Interest Rate”). All indebtedness outstanding under this Note after the Maturity Date shall bear interest at the Default Interest Rate.
     (d) Change of Control. For purposes hereof, the term “Change of Control” shall mean a corporate reorganization of the Company which results in (i) the stockholders of the Company immediately prior to such reorganization owning less than 50% of the combined voting power of the capital stock of the surviving company immediately following such reorganization; or (ii) a transaction which substantially changes the business of the Company.

2. SECURITY INTEREST
     To secure the prompt indefeasible payment, performance and discharge in full, whether at the stated maturity, by acceleration or otherwise, of all of the Company’s obligations under this Note (collectively, the “Obligations”), the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to Holder a continuing first priority security interest in, a first lien upon and a right of set-off against all of the Company’s right, title and interest in and to the assets of the Company as listed on Exhibit A, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof including, without limitation, all proceeds of insurance covering the same and of any tort claims in connection therewith (collectively, the “Collateral”).
3. EVENTS OF DEFAULT
     (a) Events of Default. Each of the following events is an “Event of Default” under this Note:
          (1) failure by the Company to pay or prepay when due, all or any part of the principal or interest or any other amount payable on this Note and the continuance of such failure for five (5) days;
          (2) the Company has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors;
          (3) an involuntary case or other proceeding has been commenced against the Company seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days, or an order for relief has been entered against the Company under the federal bankruptcy laws as now or hereafter in effect.
     (b) Default Remedies. If one or more of the above Events of Default shall have occurred and be continuing, then, and in every such occurrence, Holder shall have all the rights, powers, remedies and privileges accorded to (i) a secured party by the Uniform Commercial Code (as in effect in the State of Delaware, as the case may be, in effect as of the date hereof and as may be hereafter amended (the “UCC”), and (ii) a creditor under any other applicable law. In addition to the foregoing and not in limitation thereof, upon the occurrence of any Event of Default, Holder may declare this Note to be, and this Note shall thereon become immediately due and payable, without any notice to the Company, the entire amount of this Note shall become immediately due and payable; PROVIDED further, if any Event of Default has occurred and is continuing, and irrespective of whether this Note has been declared immediately due and payable hereunder, any Holder may proceed to protect and enforce the rights of Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained this Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

4. USURY
     All agreements in this Note are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the obligations hereunder and thereunder, or otherwise, shall the amount paid or agreed to be paid hereunder or thereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Holder shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be held in trust by Holder for the benefit of the Company and shall be credited against the principal amount of this Note to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to the Company.
5. MISCELLANEOUS
     (a) Modification of Note. This Note may not be modified without prior written consent of the Company and the Holder.
     (b) Governing Law; Jurisdiction; Venue. This Note shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of said State. The Company hereby submits to the exclusive jurisdiction of the courts of the state of Delaware for purposes of all legal proceedings arising out of or relating to this Note. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
     (c) Time of the Essence. Time is of the essence hereunder.
     (d) Enforcement Costs. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Maker agrees to pay all reasonable costs of collection and protection or enforcement of Holder’s security interest in the Collateral, including reasonable attorneys’ fees and paralegals’ fees, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors’ proceedings or otherwise.
     (e) Remedies Cumulative. The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release of, any subsequent remedy as to a subsequent event.
     (f) Waiver. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

     (g) Assignment. This Note is not transferable or assignable by Holder without the prior written consent of Maker except to an entity owned or controlled by Holder.
     (h) Acceptance. Holder of this Note by acceptance of this Note agrees to be bound by the provisions of this Note which are expressly binding on such Holder.
     (i) Place of Execution, Delivery, Etc. This Note has been executed, delivered and shall at all times be held outside the State of Florida.
     (j) Waiver of Jury Trial. MAKER AND HOLDER DO HEREBY KNOWINGLY VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON OR PARTY AND RELATED TO THIS TRANSACTION; THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL BEING A MATERIAL INDUCEMENT FOR HOLDER TO ACCEPT THIS NOTE.
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     IN WITNESS WHEREOF, the Company has caused this Note to be executed in its name, and its corporate seal to be hereunto affixed by its proper officers thereunder duly authorized.

Date: March 1, 2007	ODIMO INCORPORATED
	By:	/s/ Amerisa Kornblum
		Name:	Amerisa Kornblum
		Title:	Chief Financial Officer

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